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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - NOVEMBER 28, 2001



                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)




             DELAWARE                         1-10458              36-3154608
  (State or other jurisdiction              (Commission          (IRS Employer
       of incorporation)                    File Number)       Identification No.)


         275 BROADHOLLOW ROAD
           MELVILLE, NEW YORK                                        11747
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:        (631) 844-1004


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ITEM 9.    REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. announced today that it will be presenting at the Ryan, Beck & Co. Financial Services conference on Thursday, November 29, 2001. The Conference materials will be accessible that day on Ryan, Beck's website as well as North Fork Bank's website at www.ryanbeck.com and www.northforkbank.com.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)   Financial Statements of the Business Acquired.
      Not Applicable


(b)   Pro Forma Financial Information
      Not Applicable


(c)   Exhibits
      99.1  Press Release dated November 28, 2001


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                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 28, 2001


                                          NORTH FORK BANCORPORATION, INC.


                                          By:   /s/  Daniel M. Healy
                                                -------------------------------
                                                Daniel M. Healy
                                                Executive Vice President
                                                Chief Financial Officer


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